UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2008 (August 19, 2008)

ABLEAUCTIONS.COM, INC.

(Exact name of Registrant as specified in charter)

Florida	000-28179	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1963 Lougheed Highway

Coquitlam, British Columbia Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The following discussion provides only a brief description of the documents described below.  The discussion is qualified in its entirety by the full text of the agreements.

On August 19, 2008 Abdul Ladha, our Chief Executive Officer, President, Chief Financial Officer and a director, entered into an Agreement to Convert Debt (the “Agreement”) with us.  Pursuant to the Agreement, Mr. Ladha agreed to accept units consisting of 1 share of our common stock and a warrant to purchase 1.5 shares of our common stock as partial payment of certain loans made to us.  On July 15, 2008, Mr. Ladha loaned us $124,762.95 in principal amount and on July 24, 2008 Mr. Ladha loaned us $374,288.85 in principal amount.  The loans bear interest at the prime rate as announced by Royal Bank of Canada plus 1% and are due on demand.  Pursuant to the Agreement, Mr. Ladha will accept units consisting of 4,800,000 shares of common stock and a warrant for the purchase of 7,200,000 shares of common stock as full payment of $384,000 in principal amount of the loans.  The number of units to be issued was computed by using the last sale price of our common stock on Tuesday, August 19, 2008, which was $0.08.  The warrant exercise price is $0.09 and the warrant term is 5 years.  The average adjusted closing price of the stock for the last 60 days prior to August 19, 2008 is $0.074.

The units shall be issued to Mr. Ladha immediately following approval of our additional listing application by the American Stock Exchange.

Item 3.02. Unregistered Sales of Equity Securities.

Please see the description included in Item 1.01 above.  We relied on Section 4(2) of the Securities Act of 1933 to make this offering inasmuch as Mr. Ladha, an affiliate, is the only purchaser of the securities.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Agreement to Convert Debt dated August 19, 2008

Exhibit 10.2 Warrant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

/s/ Abdul Ladha__________________

Abdul Ladha, Chief Executive Officer

Dated:  August 26, 2008

Exhibit 10.1

AGREEMENT TO CONVERT DEBT

This Agreement to Convert Debt (the “Agreement”) is made on this 19th day of August 2008 (the “Effective Date”) by and between Abdul Ladha (“Ladha”) and Ableauctions.com, Inc. (the “Company”).

RECITALS

A. Ladha is the chief executive officer, president, chief financial officer and a director of the Company.

B. As of the Effective Date, the Company owes Ladha the sum of $501,369.31 in loans, representing $499,051.80 in principal amount and $2,317.51 in accrued interest (the “Loans”).

C. At the request of the Company, Ladha has agreed to accept payment of $384,000 in principal amount of the Loans (the “Partial Payment”) in accordance with the terms of this Agreement.

Now, therefore, the parties agree as follows:

AGREEMENT

1. The Partial Payment.

The Company will pay the Partial Payment, and Ladha will accept as payment of the Partial Payment, units consisting of one share of the Company’s common stock, $0.001 par value, and warrants for the purchase of 1.5 shares of the Company’s common stock.  The warrants will have a term of 5 years and an exercise price which is $0.01 higher than the per share value of the common stock used to compute the number of units to be issued.

2. Computation of Units to be Issued.

The per share value of the common stock used to compute the number of units to be issued will be the last sale price of the common stock on the date on which the Company’s Audit Committee and its Board of Directors approves this Agreement.

3. Issuance of Units.

The units shall be issued to Ladha immediately following approval of the Company’s additional listing application by the American Stock Exchange.

4. Relinquishment of Right to Receive Cash.

By executing this Agreement, Ladha agrees that he shall not have any further right to demand payment of the Partial Payment with cash.  Upon issuance of the units in accordance with this Agreement, the portion of the Loans represented by the Partial Payment will be paid in full.

5. No Modification to Loans.

Ladha and the Company agree that the remaining terms and conditions of the Loans are not modified or changed by the payment made pursuant to this Agreement.

6. Miscellaneous.

(a) Cooperation.  Subsequent to the payment contemplated herein, Ladha and the Company agree, without further consideration, to cooperate and diligently perform any further acts, deeds and things, and to execute and deliver any documents that may be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense.

(b) Entire Agreement/No Collateral Representations.  Ladha and the Company expressly acknowledge and agree that this Agreement:  (1) is the final, complete and exclusive statement of the agreement of each of them with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements, communications, discussions, promises, representations, understandings, conduct, acts, courses of dealing, warranties, interpretations or terms of any kind, whether oral or written (collectively and severally, the “prior agreements”), and that any such prior agreements are of no force or effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements.

(c) Amendment; Waiver; Forbearance.  Except as expressly provided otherwise herein, neither this Agreement nor any of the terms, provisions, obligations or rights contained herein, may be amended, modified, supplemented, augmented, rescinded, discharged or terminated (other than by performance), except by a written instrument or instruments signed by all of the parties to this Agreement.  Except to the extent that the party or parties claimed to have given or consented to a waiver may have otherwise agreed in writing, no such waiver shall be deemed a waiver or relinquishment of any other term, provision, agreement, act, obligation or right granted under this Agreement.

(d) Severability.   If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws, then, and in that event:  (1) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable; and (2) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest extent provided by law.

(e) Parties in Interest.  Notwithstanding anything else to the contrary herein, nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective successors and assigns, if any.

(f) Enforcement.  This Agreement shall be construed and enforced in accordance with the laws of British Columbia, Canada.

(g) Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto.  Any signature page of this Agreement may be detached from any counterpart of this Agreement and reattached to any other counterpart of this Agreement identical in form hereto by having attached to it one or more additional signature pages.

WHEREFORE, Ladha and the Company have executed this Agreement in the City of Coquitlam, British Columbia.

“Ladha”

________________________________

Abdul Ladha

“Company”

Ableauctions.com, Inc.

By:_/S/ Abdul Ladha________________

Abdul Ladha, Chief Executive Officer

Exhibit 10.2

WARRANT AGREEMENT

WARRANT AGREEMENT (this “Agreement”) dated as of August 19, 2008, between Ableauctions.com, Inc., a Florida corporation (the “Company”), and Abdul Ladha, an individual (“Ladha”).

W I T N E S S E T H:

WHEREAS, the Company proposes to issue to Ladha warrants (“Warrants”) to purchase up to an aggregate of 7,200,000 shares (the “Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”); and

WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to Ladha in conjunction with the execution of that certain Agreement to Convert Debt of even date herewith between the Company and Ladha;

NOW, THEREFORE, in consideration of the foregoing premises, the agreements herein set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant.

Subject to approval of the Additional Listing Application to be submitted to the American Stock Exchange, Ladha is hereby granted the right to purchase, at any time from August 19, 2008 until 5:00 p.m. Pacific time on August 18, 2013 (the “Warrant Exercise Term”), up to an aggregate of 7,200,000 Shares at the exercise price (subject to adjustment as provided in Section 7 hereof) of $0.09 per Share.

2. Warrant Certificates.

The warrant certificates (the “Warrant Certificates”) delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

3. Exercise of Warrants.

The Warrants are exercisable at a price of $0.09 per Share, payable in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Section 7 hereof.  Upon surrender of the Warrant Certificate with the duly executed Form of Election to Purchase in the form set forth on Exhibit B attached hereto and made a part hereof, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased at the Company’s principal offices, currently located at 1963 Lougheed Highway, Suite 200, Coquitlam, British Columbia, the registered holder of a Warrant Certificate (“Holder” or “Holders”) shall be entitled to receive a certificate or certificates for the Shares so purchased.  The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants).  In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

4. Issuance of Certificates.

4.1 Issuance.

Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within 5 business days thereafter) without any charge to the Holder thereof including, without limitation, any tax (other than income taxes) which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

4.2 Form of Certificates.

The Warrant Certificates and certificates representing the Shares shall be executed on behalf of the Company by such officer or officers as are permitted or required to execute such certificates on behalf of the Company by the Company’s by-laws and applicable law.  Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.  The Warrant Certificates shall bear a legend substantially similar to the following:

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM.  ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE IS ISSUED SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT DATED AS OF AUGUST 19, 2008, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND ANY TRANSFEREE OF THIS CERTIFICATE OR OF THE SHARES ISSUABLE UPON EXERCISE OF IT SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF THE COMPANY.

Upon exercise of the Warrants, in part or in whole, certificates representing the Shares issued upon such exercise shall bear a legend substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM.  ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE IS ISSUED SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT DATED AS OF AUGUST 19, 2008, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND ANY TRANSFEREE OF THIS CERTIFICATE SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF THE COMPANY.

5. Restriction on Transfer of Warrants.

The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired, and any Shares will be acquired, as an investment and not with a view to the distribution thereof, and that the Warrants and Shares may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”) or an applicable exemption from the registration requirements thereof.  In connection with the transfer or exercise of Warrants, the transferee and Holder must agree to execute any documents which may be reasonably required by counsel to the Company to comply with the provisions of the Act and applicable state securities laws.

6. Price.

6.1 Initial and Adjusted Exercise Price.

The initial exercise price of each Warrant shall be $0.20 per Share.  The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 7 hereof.

6.2 Exercise Price.

The term “Exercise Price” herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

7. Adjustments of Exercise Price and Number of Shares.

If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.  If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.  When any adjustment is required to be made in the Exercise Price, the number of Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

8. Exchange and Replacement of Warrant Certificates.

8.1 Exchange.  Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

8.2 Replacement.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

9. Elimination of Fractional Interests.

The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

10. Reservation and Listing of Securities.

The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof.  The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price thereof, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder.

11. Notices to Warrant Holders.

Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company.

12. Notices.

All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, telecopied or mailed by registered or certified mail, return receipt requested:

(a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

(b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.

13. Supplements and Amendments.

The Company and Ladha may from time to time supplement or amend this Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Ladha may deem necessary or desirable.

14. Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

15. Termination.

This Agreement shall terminate at 5:00 p.m. Pacific time on August 18, 2013.

16. Governing Law.

This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of British Columbia as applied to agreements among British Columbia residents entered into and to be performed entirely within British Columbia, without regard to the conflict of law provisions thereof.

17. Benefits of This Agreement.

Nothing in this Agreement shall be construed to give to any person or corporation, other than the Company and Ladha and any other registered holder or holders of the Warrant Certificates, Warrants or the Shares, any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and Ladha and any other holder or holders of the Warrant Certificates, Warrants or the Shares.

18. Preservation of Rights.

The Company will not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants or the rights represented hereby or thereby, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against dilution or other impairment.

19. Counterparts.

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the day and year first above written.

COMPANY

ABLEAUCTIONS.COM, INC.

By: /S/ Abdul Ladha___________________

Name:  Abdul Ladha

Title:  Chief Executive Officer and President

LADHA:

____________________________________

Abdul Ladha

EXHIBIT A

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM.  ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE IS ISSUED SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT DATED AS OF AUGUST 19, 2008, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND ANY TRANSFEREE OF THIS CERTIFICATE OR OF THE SHARES ISSUABLE UPON EXERCISE OF IT SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF THE COMPANY.

EXERCISABLE ON OR BEFORE

5:00 P.M., PACIFIC TIME, AUGUST 18, 2013

No. AB-2

7,200,000 Warrants

WARRANT CERTIFICATE

This Warrant Certificate certifies that Abdul Ladha or his registered assigns is the registered holder of 7,200,000 Warrants to purchase, at any time from August 19, 2008 until 5:00 p.m. Pacific time on August 18, 2013 (“Expiration Date”) up to 7,200,000 shares (“Shares”) of fully-paid and nonassessable common stock, par value $0.001 per share (“Common Stock”), of Ableauctions.com, Inc., a Florida corporation (the “Company”), at the initial exercise price, subject to adjustment in certain events (the “Exercise Price”), of $0.09 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of August 19, 2008 (“Warrant Agreement”) between the Company and Abdul Ladha.  Payment of the Exercise Price may be made in cash, by certified or official bank check in immediately available funds payable to the order of the Company, or any combination of cash or check.

No Warrant may be exercised after 5:00 p.m. Pacific time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to as a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Holders (the words “Holders” or “Holder” meaning the registered holders or registered holder) of the Warrants.

The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company’s securities issuable thereupon may, subject to certain conditions, be adjusted.  In such event, the Company will, at the request of the Holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the

Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the Holder as set forth in the Warrant Agreement.

Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection therewith.

Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the Holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

The Company may deem and treat the registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the Holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: August 19, 2008

ABLEAUCTIONS.COM, INC.

By:/S/ Abdul Ladha____________________

Name:  Abdul Ladha

Title:  Chief Executive Officer and President

EXHIBIT B

FORM OF ELECTION TO PURCHASE

The undersigned registered owner of the attached Warrant Certificate hereby irrevocably elects to exercise the right, represented by such Warrant Certificate, to purchase _______ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in immediately available funds to the order of Ableauctions.com, Inc. in the amount of $_______ all in accordance with Section 3.1 of the Warrant Agreement.

Dated:

Name of Registered Owner

Signature of Registered Owner

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate.)

Street Address

City, State, Zip

IRS Identification Number/Social Security Number

EXHIBIT C

FORM OF ASSIGNMENT

(To be executed by the registered Holder if such Holder desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED, the undersigned registered owner of the attached Warrant Certificate hereby sells, assigns and transfers unto the Assignee named below all of the rights, title and interest therein of the undersigned under the within Warrant, with respect to the number of shares of Common stock set forth below:

NAME OF ASSIGNEE	ADDRESS	NUMBER OF SHARES

and does hereby irrevocably constitute and appoint __________________________, Attorney, to transfer the within Warrant on the books of Ableauctions.com, Inc., maintained for the purpose, with full power of substitution in the premises.  The undersigned understand that compliance with the provisions of the Warrant is necessary to effect any assignment or transfer.

Dated:

Signature of Registered Owner

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate.)

Name of Registered Owner

IRS Identification Number/Social Security Number